AMENDMENT AGREEMENT
(“Amendment”)
dated as of October 28, 2014
between
Charles Christopher O’Kane
and
Aspen Insurance UK Services Limited (“AIUKSL”)
Aspen Insurance Holdings Limited (“AIHL” and, together with Mr. O’Kane and AIUKSL, the “Parties”)

WHEREAS the Parties have entered into the Amended and Restated Service Agreement, dated as September 24, 2004 (the “Service Agreement”) which Service Agreement includes an excise tax gross-up provision;
WHEREAS the Parties have now agreed to amend certain of the terms and provisions of the Agreement by this Amendment;
NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Parties hereto agree as follows:

1.	Amendment of the Service Agreement
Upon execution of this Amendment by the Parties, the Service Agreement shall be and is hereby amended as follows:

Section 15.2 (b)(ii) is deleted in its entirety.

2.	Miscellaneous

(a)
Entire Agreement. This Amendment constitutes the entire agreement and understanding of the Parties with respect to the subject matter and supersedes all oral communications and prior writings with respect thereto.

(b)	Service Agreement Continuation. The Service Agreement, as modified herein, shall continue in full force and effect.

(c)	Counterparts. This Amendment may be executed and delivered in counterparts, each of which will be deemed an original.

(d)	Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

(e)	Governing Law. This Amendment is subject to English law and the exclusive jurisdiction of the English courts.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the first date specified above.

Charles Christopher O’Kane
By: /s/ Charles Christopher O’Kane
Name: Charles Christopher O’Kane
Title: Chief Executive Officer
Date: October 28, 2014
Aspen Insurance UK Services Limited
By: /s/ Michael Cain
Name: Michael Cain
Title: Director
Date: October 28, 2014
Aspen Insurance Holdings Limited
By: /s/ Patricia Roufca
Name: Patricia Roufca
Title: Associate Group General Counsel and Company Secretary
Date: October 28, 2014